WAIVER TO CREDIT AGREEMENT

WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2010 (the “Waiver”) by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the “Borrower”), each of the lenders that is a signatory thereto identified under the caption “Lenders” on the signature pages to the Credit Agreement (as defined below) (individually, a “Lender”, and collectively, the “Lenders”), BANK OF AMERICA, N.A., a national banking association, as  Documentation Agent for the Lenders, JPMORGAN CHASE BANK, N.A., a national banking association, as Syndication Agent for the Lenders, ISRAEL DISCOUNT BANK OF NEW YORK, a New York bank, as Syndication Agent for the Lenders and CITIBANK, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

The Borrower, the Lenders, the Documentation Agent, the Syndication Agents and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of January 31, 2007, as amended by a Consent and First Amendment to Credit Agreement dated as of June 6, 2007, a Second Amendment dated as of January 4, 2008, a Third Amendment dated as of May 30, 2008, a Fourth Amendment dated August 29, 2008 and a Fifth Amendment dated as of April 27, 2009 (collectively, the “Credit Agreement”), pursuant to which certain financial accommodations were made available to the Borrower.

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to waive compliance with a provision of the Credit Agreement; and

WHEREAS, the Administrative Agent has obtained the consent of the Required Lenders to execute this Waiver, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Waiver, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Waiver. The Lenders hereby waive non-compliance with Section 7.8 of the Credit Agreement to the extent that NIC Components Asia Pte Ltd, a Subsidiary of the Borrower, paid a dividend of $135,831 during the third quarter of Borrower’s fiscal year ended February 28, 2010, to an unaffiliated Person, Nippon Industries Co., Ltd., a minority owner of such Subsidiary.

Section 3.  Condition Precedent. The waiver set forth in Section 2 hereof shall become effective, on the date of this Waiver, upon the execution and delivery of this Waiver by the Borrower, the Administrative Agent and each of the Required Lenders.

Section 4.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and complete on the date of this Waiver and as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 5.  Borrower’s Acknowledgments.  The Borrower acknowledges and agrees that the Borrower has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of the Borrower’s obligations thereunder or if the Borrower did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Waiver.

Section 6.  Acknowledgement of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.  The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Waiver.

Section 7.  Governing Law; Execution in Counterparts.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Waiver by signing any such counterpart.  This Waiver shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to New York conflicts of laws principles).

Section 8.  Releases.  By signing below, the Borrower and each Subsdiary on its own behalf and on behalf of its successors and assigns hereby releases (i) each Lender and the Administrative Agent and all of the affiliates of each Lender and the Administrative Agent, and each of their respective successors and assigns, and (ii) all of the shareholders, directors, officers, employees, attorneys, agents and representatives of each Lender and the Administrative Agent and such affiliates, and their respective heirs, executors, successors and assigns (collectively, the “Released Persons”), from any and all claims, demands, liabilities, actions and causes of action of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent which Borrower or any Subsidiary had, has or may have had against any of the Released Persons arising out of or in any way relating to the Credit Agreement or any Loan Document or any document, dealing or other matter in connection with any Loan Document or any Collateral referenced therein, in each case to the extent arising on or prior to the date hereof or out of, or relating to, actions, dealings or other matters occurring prior to the date hereof (including any action or omission of any Released Person prior to the date hereof), the negotiation and documentation of this Waiver, and any of the transactions made or contemplated to be made hereunder or thereunder (collectively the “Released Claims”). Borrower and each Subsidiary acknowledges and agrees that (i) this release may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release; and (ii) no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of such releases.

Section 9.  Expenses, etc.  The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Certilman Balin Adler & Hyman, LLP) in connection with the negotiation, preparation, execution and delivery of this Waiver and the transactions contemplated hereby.

Section 10.  Effective Date.  This Waiver is dated for convenience as of May 4, 2010 and shall be effective as of such date, on the delivery of an executed counterpart to the Borrower upon satisfaction of the conditions precedent contained in Section 3 hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

Guarantors:

NIC COMPONENTS CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NU HORIZONS INTERNATIONAL CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

TITAN SUPPLY CHAIN SERVICES CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

RAZOR ELECTRONICS, INC.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

	By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

Notice Addresses:	Lenders:

CITIBANK, N.A.	CITIBANK, N.A.
730 Veterans Memorial Highway	as Administrative Agent and Lender
Hauppauge, NY 11788
	By:	/s/ Stuart N. Berman
Stuart N. Berman
Vice President

ISRAEL DISCOUNT BANK OF NEW YORK	ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue	as Syndication Agent and Lender
New York, NY 10017
	By:	/s/ David Acosta
David Acosta
Senior Vice President

	By:	/s/ Richard R. Tripaldi
Richard R. Tripaldi
Vice President

BANK OF AMERICA, N.A.	BANK OF AMERICA, N.A.
1185 Avenue of the Americas	as Documentation Agent and Lender
New York, NY 10036
	By:	/s/ Steven J. Melicharek
Steven J. Melicharek
Senior Vice President

JPMORGAN CHASE BANK, N.A.	JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3	as Syndication Agent and Lender
Melville, NY 11747
By:
Alicia T. Schreibstein
Vice President

HSBC BANK USA, NATIONAL	HSBC BANK USA, NATIONAL
ASSOCIATION	ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747	By:
Christopher Mendolsohn
Commercial Executive

CAPITAL ONE, N.A.,
CAPITAL ONE, N.A.,
275 Broadhollow Road	formerly known as North Fork Bank
Melville, NY 11747
	By:	/s/ Philip Davi
Philip Davi
Senior Vice President

BANK LEUMI USA	BANK LEUMI USA
562 Fifth Ave.
New York, NY 10036	By:	/s/ Francine Davis
Francine Davis
Vice President

	By:	/s/ Eric A. Halpern
Eric A. Halpern
Senior Vice President and Group Head

SOVEREIGN BANK	SOVEREIGN BANK
330 South Service Road
Melville, NY 11747	By:
Christine Gerula
Senior Vice President

NEW YORK COMMERCIAL BANK	NEW YORK COMMERCIAL BANK
1 Jericho Plaza
Jericho, NY 11753	By:	/s/ Eric C. Bukowski
Eric C. Bukowski
Vice President